Exhibit 10.8

EXECUTION VERSION

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THE CREDIT AGREEMENT, dated as of March 22, 2018 (this “Seventh Amendment”), by and among LTF INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), LIFE TIME, INC., a Minnesota corporation and successor in interest to LTF MERGER SUB, INC., as borrower (the “Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), U.S. Bank National Association, as Issuing Bank and Swing Line Lender, the lenders party hereto making the New Term Loans (as defined below) (in such capacity, the “New Term Loan Lenders”), the lenders party hereto, as Incremental Revolving Lenders, that are not party to the Credit Agreement (as defined below) prior to the date hereof (in such capacity, the “New Revolving Lenders”) and the Existing Revolving Lenders (as defined below) party hereto, as Incremental Revolving Lenders (in such capacity, the “Increasing Revolving Lenders”), and the other Existing Revolving Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Seventh Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of June 10, 2015 (as amended by that certain Technical Amendment No. 1, dated as of July 21, 2015, that certain Technical Amendment. No. 2, dated as of September 14, 2015, that certain Third Amendment to the Credit Agreement dated as of June 9, 2016, that certain Fourth Amendment to the Credit Agreement dated as of January 27, 2017, that certain Fifth Amendment to the Credit Agreement dated as of November 15, 2017 and that certain Sixth Amendment to the Credit Agreement dated as of November 29, 2017, the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding Term Loans (the “Existing Term Loans”) under the Credit Agreement in an aggregate principal amount of $1,317,214,335.94;

WHEREAS, on the date hereof, there are Revolving Commitments under the Credit Agreement in effect in an aggregate committed amount of $250,000,000.00 (the “Existing Revolving Commitments”, the Revolving Lenders with respect to such Existing Revolving Commitments, the “Existing Revolving Lenders”);

WHEREAS, in accordance with the provisions of Sections 2.14 and 10.01 of the Credit Agreement, the Borrower, Holdings, the Administrative Agent, the New Term Loan Lenders, the New Revolving Lenders, the Increasing Revolving Lenders, the Issuing Bank, the Swing Line Lender and the Required Revolving Lenders wish to amend the Credit Agreement to enable the Borrower to, among other things, (i) incur Incremental Term Loans (the “New Term Loans”) in an aggregate principal amount of $200,000,000.00, so that, after giving effect to the New Term Loans, the total aggregate principal amount of the Term Facility outstanding on the Seventh Amendment Effective Date (as hereinafter defined) is 1,517,214,335.94, (ii) establish Incremental Revolving Commitments (the “New Revolving Commitments”) in an aggregate principal amount of $110,000,000.00, so that, after giving effect to the New Revolving Commitments, the aggregate principal amount of Revolving Commitments in effect on the Seventh Amendment Effective Date is $360,000,000.00, (iii) increase the L/C Sublimit to $60,000,000.00 and (iv) increase the Swing Line Sublimit to $90,000,000.00; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.    Amendments to Credit Agreement.

(a)     New Term Loans.

(i)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof and in reliance upon the representations and warranties set forth in Section 3 hereof, the New Term Loan Lenders severally, but not jointly, hereby agree to make the New Term Loans to the Borrower on the Seventh Amendment Effective Date (as defined below) in the aggregate principal amount of such New Term Loan Lender’s New Term Loan Commitment (as defined below). The New Term Loans being made pursuant to this Seventh Amendment shall constitute Term Loans as defined in the Credit Agreement and shall be added to, and thereafter constitute a part of, the same Class of Term Loans as the Existing Term Loans for all purposes under the Credit Agreement and the other Loan Documents (including without limitation ranking pari passu in right of payment and of security with the Existing Term Loans and maturing on the same date that the Existing Term Loans mature). The New Term Loans are intended to be treated as being fungible with the Existing Term Loans for U.S. federal income tax purposes and will trade under the same CUSIP number as the Existing Term Loans. The New Term Loans will (x) amortize at the same rate of amortization as the Existing Term Loans, resulting in the New Term Loans having a Weighted Average Life to Maturity not less than the Existing Term Loans and (y) otherwise be on the exact same terms applicable to the Existing Term Loans.

(ii)    The Administrative Agent has prepared a schedule attached hereto as Schedule I (the “New Term Loan Commitment Schedule”) which sets forth the allocated commitments received by it (collectively, the “New Term Loan Commitments”) from the New Term Loan Lenders. The Administrative Agent has notified each New Term Loan Lender of its allocated New Term Loan Commitment, and each lender that holds a New Term Loan Commitment is a signatory to this Seventh Amendment.

(iii)    The Borrower and each New Term Loan Lender agree that the New Term Loans will be issued at a price equal to 100% of the aggregate principal amount thereof.

(iv)    The Borrower hereby acknowledges that all of the New Term Loans are being incurred in reliance on the Ratio Amount under Section 2.14 of the Credit Agreement.

(b)     New Revolving Loans.

(i)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof and in reliance upon the representations and warranties set forth in Section 3 hereof, each New Revolving Lender and each Increasing Revolving Lender severally, but not jointly, hereby agrees to establish New Revolving Commitments on the Seventh Amendment Effective Date such that, after giving effect to the establishment of such New Revolving Commitments, the total Revolving Commitment of such New Revolving Lender or such Increasing Revolving Lender, as applicable, will be the amount set forth opposite the name of such New Revolving Lender or such Increasing Revolving Lender, as applicable, on Schedule I hereto. The (x) New Revolving Commitments shall comprise a single Class with the 2017 Initial Revolving Commitments and (y) if and when Revolving Loans are incurred under the New Revolving Commitments, such Revolving Loans shall comprise a single Class with the 2017 Initial Revolving Loans, in each case, with terms and provisions identical to the 2017 Initial Revolving Commitments and 2017 Initial Revolving Loans, as applicable (including without limitation ranking pari passu in right of payment and of security and maturing on the same date).

(ii)    Each of the parties hereto hereby agrees that (i) the Administrative Agent may take any and all actions as may be reasonably necessary to ensure that all of the Revolving Lenders (including the New Revolving Lenders) participate in each outstanding Letter of Credit and Swing Line Loan, if any, pro rata on the basis of their respective Revolving Commitments (after giving effect to the New Revolving Commitments), including by assigning to each New Revolving Lender or Increasing Revolving Lender, as applicable, a portion of each then-existing Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans, if any, and each New Revolving Lender and Increasing Revolving Lender hereby automatically and without further action shall be deemed to have assumed a portion of such existing Revolving Lender’s participations, such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including the New Revolving Lenders’ and the Increasing Revolving Lenders’) participations in Letters of Credit and Swing Line Loans shall be held ratably on the basis of their respective Revolving Commitments (after giving effect to the New Revolving Commitments) and (ii) the Administrative Agent may cause all existing Revolving Lenders to assign Revolving Loans to each New Revolving Lender and each Increasing Revolving Lender, and each New Revolving Lender and each Increasing Revolving Lender shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to the New Revolving Commitments).

(iii)    The Borrower hereby acknowledges that (1) $42,000,000 of the New Revolving Commitments are being established in reliance on the Ratio Amount under Section 2.14 of the Credit Agreement and (2) $68,000,000 of the New Revolving Commitments are being established in reliance on the Fixed Incremental Amount under Section 2.14 of the Credit Agreement.

(c)    Interest; Interest Periods. The Applicable Rate for the New Term Loans and the New Revolving Loans shall be the same as the Applicable Rate that applies to the Existing Term Loans and the Existing Revolving Loans of the same Type, respectively. All Interest Periods applicable to Existing Term Loans and Existing Revolving Loans shall continue in effect after the Seventh Amendment Effective Date. The New Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Rate Loans, with such Borrowing to be subject to (x) Interest Periods which commence on the Seventh Amendment Effective Date and end on the last day of the Interest Periods applicable to the Existing Term Loans and (y) the Eurodollar Rates applicable to the Existing Term Loans for such Interest Periods. The New Term Loans of each Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of the Existing Term Loans subject to such Interest Periods immediately prior to the Seventh Amendment Effective Date), with the effect being that the New Term Loans that are funded in cash on the Seventh Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above. The Administrative Agent shall record the New Term Loans in the Register, and the principal amounts and stated interest of the New Term Loans owing to the New Term Loan Lenders and their subsequent permitted assignees. From and after the Seventh Amendment Effective Date to the first Interest Payment Date to occur after the Seventh Amendment Effective Date, the Administrative Agent shall make all payments in respect of interest on the New Term Loans to the New Term Loan Lenders for amounts which have accrued on the New Term Loans from the Seventh Amendment Effective Date to but excluding such Interest Payment Date (and to the extent any New Term Loan Lender assigns all or any portion of the New Term Loans during such period, such payment shall be made in accordance with Section 2 on Annex 1 to the applicable Assignment and Assumption).

(d)    Use of Proceeds. The Borrower will use the proceeds of the New Term Loans and the Revolving Loans (if any) incurred on the Seventh Amendment Effective Date to (i) pay fees and expenses in connection with the preparation and negotiation of this Seventh Amendment and the funding of the New Term Loans, (ii) to prepay Revolving Loans and (iii) for working capital or other general corporate purposes not prohibited by the Loan Documents.

(e)    Additional Credit Agreement Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof and upon the making of the New Term Loans, the Credit Agreement is hereby amended as follows:

(i)    Section 1.01 of the Credit Agreement is hereby amended by replacing “$50.0 million” with “$60,000,000” in the definition of “L/C Sublimit”.

(ii)    Section 1.01 of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$90,000,000” in the definition of “Swing Line Sublimit”.

(iii)    Section 2.07(1) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(1)    Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders as follows:

(a)     on the last Business Day of each March, June, September and December, an aggregate principal amount equal to the amount corresponding to such fiscal quarter in the table below (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Fiscal Quarter Ended	Principal Amount to be Repaid
March 31, 2018	$3,802,542.20
June 30, 2018	$3,802,542.20
September 31, 2018	$3,802,542.20
December 31, 2018	$3,802,542.20
March 31, 2019	$3,802,542.20
June 30, 2019	$3,802,542.20
September 31, 2019	$3,802,542.20
December 31, 2019	$3,802,542.20
March 31, 2020	$3,802,542.20
June 30, 2020	$3,802,542.20

September 31, 2020	$3,802,542.20
December 31, 2020	$3,802,542.20
March 31, 2021	$3,802,542.20
June 30, 2021	$3,802,542.20
September 31, 2021	$3,802,542.20
December 31, 2021	$3,802,542.20
March 31, 2022	$3,802,542.20

; and

(b)     on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the New 2017 Refinancing Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding New 2017 Refinancing Term Loans comprising part of such Class continue to receive a payment that is not less than the same dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans.”

(iv)     Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 hereto.

SECTION 2.     Conditions of Effectiveness of this Seventh Amendment. This Seventh Amendment shall become effective and each New Term Loan Lender shall disburse the New Term Loan to be made by it pursuant to Section 1(a) and the New Revolving Commitments shall be established pursuant to Section 1(b) on the date (the “Seventh Amendment Effective Date”) when the following conditions shall have been satisfied (or waived):

(a)    the Administrative Agent (or its counsel) shall have received from the Borrower, Holdings, the Administrative Agent, the Issuing Bank, the Swing Line Lender, each New Term Loan Lender, each New Revolving Lender, each Increasing Revolving Lender and the Required Revolving Lenders counterparts of this Seventh Amendment signed on behalf of such parties (including by way of facsimile or other electronic transmission);

(b)    substantially simultaneously with the making of the New Term Loans and the establishment of the New Revolving Commitments, the Borrower shall have paid, by wire transfer of immediately available funds all reasonable and documented costs, fees, out-of-pocket expenses (including the reasonable and documented fees, disbursements and other charges of Davis Polk & Wardwell LLP in connection with this Seventh Amendment), compensation and other amounts then due and payable pursuant to the Amended and Restated Engagement Letter, dated as of March 13, 2018, by and among the Borrower, Deutsche Bank Securities Inc., BMO Capital Markets Corp., Goldman Sachs Bank USA, Jefferies Finance LLC, JPMorgan Chase Bank, N.A., KKR Capital Markets LLC, Macquarie Capital

(USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank Ltd., Morgan Stanley Senior Funding, Inc., Nomura Securities International, Inc., RBC Capital Markets, LLC, U.S. Bank National Association, and Wells Fargo Securities, LLC, as amended, restated or otherwise modified from time to time, and the “Fee Letter” referred to therein, and in the case of the costs and out-of-pocket expenses, to the extent invoiced at least one Business Day prior to the Seventh Amendment Effective Date;

(c)    on the Seventh Amendment Effective Date and after giving effect to this Seventh Amendment, the making of the New Term Loans and the establishment of the New Revolving Commitments (including the making of Revolving Loans to be made on such date (if any)), (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower and each other Loan Party in this Seventh Amendment, the Credit Agreement and the other Loan Documents shall be accurate in all material respects (except for any representations and warranties already qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) before and after the effectiveness of this Seventh Amendment and the making of the New Term Loans or the application of the proceeds thereof;

(d)    the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower certifying compliance with the requirements of the preceding clause (c);

(e)    the Administrative Agent shall have received no fewer than three Business Days prior to the Seventh Amendment Effective Date a Committed Loan Notice, duly executed by the Borrower, for the Borrowing of the New Term Loans pursuant to this Seventh Amendment;

(f)    there shall have been delivered to the Administrative Agent (A) certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, and incumbency certificates, (B) a certificate of a Responsible Officer of the Borrower (which may be contained in the same certificate as the certificate delivered pursuant to the preceding clause (d)), certifying that since the Amendment No. 6 Effective Date, except as attached to such certificate, there have been no changes to the Organizational Documents of the Loan Parties and/or attaching copies of any such Organizational Documents that have changed since the Amendment No. 6 Effective Date and (C) a solvency certificate from a Responsible Officer of the Borrower (after giving effect to the New Term Loans, the establishment of the New Revolving Commitments and the borrowing of Revolving Loans to be borrowed on such date (if any)) substantially in the form attached to the Credit Agreement as Exhibit I; and

(g)    the Administrative Agent shall have received an opinion from (i) Latham & Watkins LLP, special New York counsel to the Loan Parties and (ii) Faegre Baker Daniels LLP, special Minnesota counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent, the New Term Loan Lenders, the New Revolving Lenders and the Increasing Revolving Lenders.

SECTION 3.     Representations and Warranties. To induce the Administrative Agent, the Issuing Bank, the Swing Line Lender, the New Term Loan Lenders, the New Revolving Lenders, the Increasing Revolving Lenders and the Required Revolving Lenders party hereto to enter into this Seventh Amendment, each of the Borrower and Holdings represents and warrants to the Administrative Agent, the Issuing Bank, the Swing Line Lender, the New Term Loan Lenders, the New Revolving Lenders and the Required Revolving Lenders party hereto on and as of the Seventh Amendment Effective Date that:

(a)    all of the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Seventh Amendment Effective Date or such earlier date; and

(b)     no Default or Event of Default exists as of the Seventh Amendment Effective Date, or would result from the making of the New Term Loans, the establishment of the New Revolving Commitment or the making of any Loans to be made on such date or the application of the proceeds therefrom.

SECTION 4.     Reaffirmation of Guaranty. Each Guarantor reaffirms its guarantee of the Guaranteed Obligations (as defined in the Guaranty) under the terms and conditions of the Guaranty and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor hereby confirms that it consents to the terms of this Seventh Amendment, including, without limitation, the extension of additional credit to the Borrower in the form of the (i) New Term Loans in an aggregate principal amount of $200,000,000.00 and (ii) New Revolving Commitments in an aggregate principal amount of $110,000,000.00, in each case, in addition to the obligations owed by the Loan Parties under the Credit Agreement immediately prior to the Seventh Amendment Effective Date and which constitute “Guaranteed Obligations” of such Guarantor under the Guaranty as amended by this Seventh Amendment. Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Seventh Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations (as defined in the Guaranty) with respect to such Guarantor).

SECTION 5.     Reaffirmation of Security Agreement.

(a)    Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Seventh Amendment and the transactions contemplated hereby, including, without limitation, the extension of credit in the form of New Term Loans in an aggregate principal amount of $200,000,000.00 and New Revolving Commitments in an aggregate principal amount of $110,000,000.00. In addition, each Loan Party reaffirms the security interests granted by such Loan Party under the terms and conditions of the Security Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Security Agreement secure the New Term Loans and the New Revolving Commitments as part of the Obligations. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Security

Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Seventh Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

(b)    Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Seventh Amendment.

SECTION 6.    Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    This Seventh Amendment shall constitute both an Incremental Amendment and a Loan Document under the Credit Agreement.

(b)    On and after the Seventh Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Seventh Amendment and (ii)(w) each New Term Loan Lender shall constitute a “2017 Refinancing Term Lender”, a “Term Lender” and a “Lender”, (x) each New Revolving Lender and each Increasing Revolving Lender shall constitute a “2017 Initial Revolving Lender”, a “Revolving Lender” and a “Lender”, (y) the New Term Loans shall constitute “New 2017 Refinancing Term Loans”, “Term Loans” and “Loans” and (z) the New Revolving Commitments shall constitute “2017 Initial Revolving Commitments”, “Commitments” and “Revolving Commitments”, in each case, under (and as defined in) the Credit Agreement after giving effect to this Seventh Amendment.

(c)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Seventh Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Seventh Amendment.

(d)    The execution, delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e)    This Seventh Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

SECTION 7.     Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.     Counterparts. This Seventh Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

SECTION 9.     Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Seventh Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Seventh Amendment as of the date first above written.

LIFE TIME, INC., as Borrower

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF INTERMEDIATE HOLDINGS, INC., as
Holdings and Guarantor

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

Signature Page to Seventh Amendment to Credit Agreement

LTF CLUB OPERATIONS COMPANY, INC., as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF OPERATIONS HOLDINGS, INC., as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF MANAGEMENT SERVICES, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF CONSTRUCTION COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF RESTAURANT COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF CLUB MANAGEMENT COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

Signature Page to Seventh Amendment to Credit Agreement

LTF MINNETONKA RESTAURANT COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF TRIATHLON SERIES, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

ATHLINKS INC., as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF ARCHITECTURE, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF LEASE COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF REAL ESTATE HOLDINGS, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

Signature Page to Seventh Amendment to Credit Agreement

LTF REAL ESTATE COMPANY, INC., as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF EDUCATIONAL PROGRAMS, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

LTF GROUND LEASE COMPANY, LLC, as Guarantor,

By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Secretary

Signature Page to Seventh Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Existing Revolving Lender and New Term Loan Lender

By:	/s/ Maria Guinchard
	Name:	Maria Guinchard
	Title:	Vice President

By:	/s/ Alicia Schug
	Name:	Alicia Schug
	Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as New Revolving Lender

By:	/s/ Charles Hart
Name:	Charles Hart
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A. as New Revolving Lender

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Executive Director

[Signature Page to Seventh Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC. as New Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as New Revolving Lender

By:	/s/ Maribelle Villaseñor
Name:	Maribelle Villaseñor
Title:	Director

[Signature Page to Seventh Amendment to Credit Agreement]

Bank of Montreal,
as Existing Revolving Lender

By:	/s/ Lindsay L. Goetz
Name:	Lindsay L. Goetz
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as Existing Revolving Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

JEFFERIES FINANCE LLC, as Existing Revolving Lender

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement]

MIHI LLC,
as Existing Revolving Lender

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

Mizuho Bank, Ltd., as Existing Revolving Lender

By:	/s/ James Fayen
Name:	James Fayen
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC as Existing Revolving Lender

By:	/s/ G. Andrew Keith
Name:	G. Andrew Keith
Title:	Executive Director

[Signature Page to Seventh Amendment to Credit Agreement]

ROYAL BANK OF CANADA,
as Existing Revolving Lender

By:	/s/ John Flores
Name:	John Flores
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Swing Line Lender, Issuing Bank, Increasing Revolving Lender and Existing Revolving Lender

By:	/s/ Stephen H. Smith
Name:	Stephen H. Smith
Title:	Senior Vice President

[Signature Page to Seventh Amendment to Credit Agreement]